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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A-1

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                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: September 21, 2000 (Amending Form 8-K filed on August 25, 2000)


                           WIN-GATE EQUITY GROUP, INC.
             (Exact name of registrant as specified in its charter)

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                Florida                                        0-6770                                            65-06698942
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
(State or other jurisdiction of                        Commission File Numbe                                (I.R.S. Employer
incorporation or organization)                                                                             Identification Number)
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                             45 Broadway, 17th Floor
                            New York, New York 10006
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               (Address of Principal Executive Offices) (Zip Code)


                                     (212) 509-6147
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                  (Registrant's telephone number, including area code)



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         This Report amends the Form 8-K filed on August 25, 2000, regarding the change in the Registrant's fiscal year from December 31 to March 31.

Item 4.           Changes in Registrant's Certifying Accountant.

         On January 21, 2000, Win-Gate Equity Group, Inc. (the "Company") entered into and consummated a Stock Purchase Agreement with all of the shareholders of Globaltron Communications Corporation ("Globaltron"). Pursuant to the Stock Purchase Agreement, the Company acquired all of the issued and outstanding shares of Globaltron and Globaltron became a wholly-owned subsidiary of the Company. For financial accounting purposes, Globaltron was deemed the surviving entity.

         London Witte & Company, P.A. ("London Witte") acted as the Company's independent auditors prior to the acquisition of Globaltron, the Company's operating entity and ceased acting as such upon completing the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999. Grant Thornton LLP ("Grant Thornton") became the Company's independent auditors on March 10, 2000. The decision to engage Grant Thornton and to terminate its relationship with London Witte subsequent to the acquisition of Globaltron was recommended and approved by the Company's Board of Directors.

         The reports of London Witte on the Company's financial statements for the past two fiscal years ended December 31, 1998 and December 31, 1999, respectively (the "Prior Fiscal Years") did not contain any adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Prior Fiscal Years and the Interim Period, the Company has had no disagreement with London Witte as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Company has requested that London Witte review the foregoing disclosures and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. London Witte's letter is included as an Exhibit to this Report on Form 8-K/A.

Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits

(c)(1)   Exhibits

Exhibit No. 16             Letter from London Witte & Company, P.A. stating
                           its concurrence with the foregoing disclosures.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WIN-GATE EQUITY GROUP, INC.



                                              By: /s/ Gary D. Morgan
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                                                  Gary D. Morgan
                                                  Chief Executive Officer

Dated: September 21, 2000
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